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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of earliest event reported:                              February 29, 1996
                                    -------------------------------------------


                          UCI Medical Affiliates, Inc.
             (Exact name of registrant as specified in its charter)


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
                Delaware                                      0-13265                    59-2225346
(State or other jurisdiction of incorporation)       (Commission File Number)  (IRS Employer Identification No.)
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              6168 St. Andrews Road, Columbia, South Carolina 29212
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:         (803) 772-8840
                                                           ----------------


                                    No Change
         (Former name or former address, if changed since last report.)






This document contains a total of 89 pages and the Exhibit Index is set forth on sequentially numbered page 5 .



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

Pursuant to the terms of an Asset Purchase Agreement dated and executed February 29, 1996 by and between Carolina Examination Services, Inc., ("Seller A") and UCI Medical Affiliates of South Carolina, Inc., a South Carolina corporation (the "Company") and the wholly-owned subsidiary of UCI Medical Affiliates, Inc., a Delaware corporation ("UCI"), the Company has acquired certain assets of (including patient list and goodwill) associated with the medical practice owned and operated by Seller A in Columbia, South Carolina for a purchase price of $125,000, consisting of 24,214 shares of common stock of UCI and the assumption of $25,000 of Seller A's trade accounts payable. The consideration paid by the Company in connection with this acquisition was determined by arms-length negotiations between the Company and the Seller A.

The practice operated by Seller A was one at which medical conditions not involving an immediate threat to life were treated on an outpatient basis. Currently, the Company expects to merge the operations of Seller A into those of one of its existing sites.

All descriptions of the Asset Purchase Agreement noted herein are qualified in their entirety by reference to such documents as Exhibits to this Current Report on Form 8-K.

Pursuant to the terms of an Asset Purchase Agreement dated and executed March 1, 1996 by and between Convenience Medical Services, P.A. ("Seller B") and the Company; the Company has acquired certain assets of (including patient list and goodwill) associated with the medical practice owned and operated by Seller B in North Myrtle Beach, South Carolina for a purchase price of $600,000 consisting of 72,640 shares of common stock of UCI and cash of $300,000 paid $60,000 at closing and remainder payable in twenty four monthly installments with interest at 10% per annum. The consideration paid by the Company in connection with this acquisition was determined by arms-length negotiations between the Company and Seller B.

The practice operated by Seller B was one at which medical conditions not involving an immediate threat to life were treated on an outpatient basis. Currently, the Company expects to merge the operations of Seller B into those of one of its existing sites.

All descriptions of the Asset Purchase Agreement noted herein are qualified in their entirety by reference to such documents as Exhibits to the Current Report on Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         a)    Financial Statements of Business Acquired

              It is impracticable to provide the required financial statements for the businesses acquired at the time this Report on Form 8-K is filed. UCI will file the required financial statements for Seller A and Seller B under cover of Form 8 as soon as practicable, but not later than 60 days after this Report on Form 8-K is due to be filed.

         b)    Pro Forma Financial Information

              It is impracticable to provide the required pro forma financial information at the time this Report on Form 8-K is filed. UCI will file the required pro forma financial information under cover of Form 8 as soon as practicable, but not later than 60 days after this Report on Form 8-K is due to be filed.




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         c)    Exhibits

              Exhibit 2.1 - Asset Purchase Agreement dated and executed on February 29, 1996 by and between Carolina Examination Services, Inc. and UCI Medical Affiliates of South Carolina, Inc.

              Exhibit 2.2 - Asset Purchase Agreement dated and executed on March 1, 1996 by and between Convenience Medical Services, P.A. and UCI Medical Affiliates of South Carolina, Inc.



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                                   SIGNATURES



Pursuant to the requirements of The Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



         UCI Medical Affiliates, Inc.
                  (Registrant)



/s/ M.F. McFarland, III, M.D.                     /s/ Jerry F. Wells, Jr.
President, Chief Executive Officer and            Vice President of Finance and
Chairman of the Board                             Chief Financial Officer



Date:             March 14, 1996


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                          UCI MEDICAL AFFILIATES, INC.

                                  EXHIBIT INDEX
                                       TO
                                    FORM 8-K



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EXHIBIT                                                                             PAGE
NUMBER                              DESCRIPTION                                     NUMBER

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     2.1          Asset Purchase Agreement dated and executed February 29,             6
                  1996 by and between Carolina Examination Services, Inc. and
                  UCI Medical Affiliates of South Carolina, Inc.


     2.2          Asset Purchase Agreement dated and executed March 1, 1996            39
                  by and between Convenience Medical Services, P.A. and UCI
                  Medical Affiliates of South Carolina, Inc.
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